UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

Annual Report

March 31, 2018

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

March 31, 2018

Dear Fellow Shareholders:

Results

The Aasgard Dividend Growth Small & Mid-Cap Fund’s (AADGX or the “Fund”) strategy ended the quarter up 0.10% on a net basis. This result surpassed the return of our benchmark, the S&P MidCap 400® Index (the “S&P 400”), of -0.77%.  Over the past year, the Fund has outperformed the S&P 400, up 12.54% vs. 10.97% for the index. Despite a challenging environment for dividend paying stocks over the past year the Fund has outperformed, demonstrating the efficacy of our strategy. A strategy that is broadly diversified across industries, owns companies that exhibit stable earnings growth, strong balance sheets, and consistently rising dividend payments relative to their peers. The strategy has shown robust returns and continues to perform to expectations.

Market & Economic Review

Following the post-election surge, the stock market continued to appreciate throughout 2017 and into January 2018. Technology companies, particularly software and semi-conductor companies led the rally. Industrials and banks also showed great strength during the year. 2017 was also characterized by a lack of volatility. Volatility as expressed by the CBOE VIX index was lower than any calendar year in its history. Much of the bullish market activity can be attributed to the expectation of significant personal and corporate tax cuts, which came to fruition in December.

The market finally took a break after peaking on January 26th, 2018. The correction since that time centered on higher interest rates and stocks some may consider bond substitutes. As interest rates rise, some investors may prefer to shift their allocations away from slow growth/high dividend rate stocks, which is what we observed in late January and February. The stock sectors most associated with yield investors sold off the most: Consumer Staples, Energy, Utilities, and Real-Estate. Technology and Industrials business largely shrugged off the initial correction. Later in March, technology names dipped on the news of potential regulation by governments across the globe. As of March 31st, 2018 all sectors of the market had dropped from the peak levels seen in January.

Investment Activity

In the second quarter of 2017 we had significant turnover in the portfolio.  Digital Realty, Lam Research, and Williams Brothers were all sold due to growth outside our capitalization constraint of $15 billon.  W.P. Carey, Maxim Integrated Products, and Oneok were purchased as replacements.  ATN Intl., Sensient Technologies, and Watsco were sold on valuation concerns.  Each were trading at much higher valuation ratios than peers with greater growth expectations.  Sonoco, Fuller Co., and Huntington Ingalls were added as replacements.  Weyco Group was sold on a deterioration in sales outlook, replaced by Cracker Barrel Old Country Store.  Later,

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

at the end of the quarter, Maiden Holdings was sold to reduce reinsurance exposure, replaced by investment manager, Eaton Vance.  Arrow Financial was replaced by another bank with greater revenue growth, Washington Federal.

In the third quarter of 2017 we replaced five holdings.  Williams Sonoma, Goodyear Tire, and Legget & Platt were sold, replaced by Pulte Group, Tupperware Brands, and Nordstrom.  Whole Foods market and Avista were both sold post-acquisition, at prices substantially higher than purchase cost.  McCormick replaces Whole Foods in the Consumer Staples sector, and Black Hills Corp. replaces Avista in the Utility sector.

In the fourth quarter of 2017, utility company Black Hills was sold to harvest losses, replaced by Northwestern. Oneok was sold as it had appreciated over our $15 billion market cap limit, replaced by refiner Holly Frontier.

We broadly rebalanced the portfolio in January of 2018, replacing many names. L3 Technologies, Cintas, Harris Corp., and Dover had all grown to exceed our $15 billion market cap limit. These companies were replaced by American Financial Group, Robert Half Intl., Healthcare Services Group, and Expediters Intl. of Washington. SEI Investments replaced Main Street Capital Corp. to reduce our acquired fund fees and expenses. ITT Inc., replaced LTC properties to reduce our real estate investment trust exposure and increase our industrial industry exposure. Further strengthening our industrial exposure was the addition of Rollins, a pest control company, replaced Cullen and Frost Bankers, due to weak dividend growth and to rebalance our sector allocation.

Following the early correction in late January/early February 2018, we made a number of loss harvesting trades. Northwestern, Tupperware, National Health Investors, and Healthcare Services Group were all sold. They were replaced by Allete, Garmin, Medical Properties, and US Physical Therapy. In March 2018, Hasbro was sold to mitigate further losses expected due to the liquidation of Toys R Us. A retailer, Williams Sonoma, replaces Hasbro.

Market Outlook

Many of the themes identified in early 2017 appear to still be intact. We anticipate an increase in consumer and business spending as a result of Federal tax cuts. We believe this stimulus will likely drive real GDP growth, but also inflation, and hence higher interest rates. The stock market will likely trend higher, both on earnings growth and continued multiple expansion. While 2017 saw very little volatility, 2018 will likely see elevated levels. The good news is likely priced in, unforeseeable events will have greater impact than the known risks we have passed beyond: Euro-crisis, Taper Tantrum, Brexit, the U.S. presidential elections and tax reform.

We think 2018 will see strong economic growth on the back of the tax cut stimulus. Since the 2009 recession the U.S. economy has had very weak real GDP growth. Economic cycles are typically characterized by a sharp recession following an overcapacity of some good. In the recession, capacity is shut down, written off, and

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

workers laid-off. Recovery comes by way of a reduction in lay-offs and stabilization. The bail-outs stabilized the economy but did not create any real demand. Companies found that they could engineer higher earnings by borrowing money at low rates and buying back stock. So rather than investing in productive capacity we had financial engineering, which is great for stock prices but little else. In the past year, we have seen an uptick in consumer, small-business, and CEO confidence. We are hopeful that capital spending behavior is going to change, shifting towards productive capacity and capital stock replacement.

The primary change in tax policy is the treatment of foreign earnings. Companies, particularly global technology companies, have been sheltering their foreign earnings offshore in tax haven nations such as Ireland. This sum has grown to an estimated $2.5 trillion. The tax bill applies a one-time tax on these cash and foreign assets. Going forward, corporations will move to a territorial tax system, paying taxes locally, profits free to move. We expect as much as half this money to be repatriated to the U.S. in 2018. Those funds will likely be spent in the most expeditious manner, namely more stock buy-backs and dividends, but also acquisitions and capital spending. 100% expensing is a large carrot offered by the new tax law for investment. Companies will be able to completely expense new investments, we expect a surge in capital goods spending in the near-term as this provision sunsets after five years. Further, the corporate rate has now dropped from 35% to 21%, making the U.S. competitive with other developed nations. These changes will encourage business spending domestically.

Consumer spending will likely continue to grow in 2018. Doubling the standard deduction will reduce payroll withholdings starting in February. These excess dollars will likely be spent rather than saved, as these savings primarily accrue to middle class incomes. Individuals in high tax states may see little to no benefit from the tax cuts as deductibility of state and local taxes has been capped at $10,000. Wages are likely to go up based on scarcity. The unemployment rate is at full-employment now, 4.1%, and likely headed lower. As employers compete for talent we typically see wage increases. Employees quit to go to higher paying jobs, employers respond by raising wages to keep workers and poach talent. This activity will likely spark the return of inflation, something we have not seen in a decade.

If economic growth does increase, as we expect in 2018, inflation will follow. Wage growth has been modest for years, but it tends to rise late in the economic cycle, topping out around 4% annually. If this does occur, this year it will be important to watch the response from the Federal Reserve monetary authorities. Given the lack of inflation over the past decade policy makers may favor letting inflation run for a bit before getting aggressive. If they behave how they historically have, we can expect them to get aggressive with rate hikes later in 2018 and 2019. On the other hand, if they have learned from the past two recessions they may be more patient with the Fed Funds rate and take a much slower approach. Doing so will prolong the business cycle. We believe that an eventual rise in interest rates will end this economic cycle.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

Meanwhile the market will likely continue to ascend into bubble territory. The tax cuts alone should produce a 7-8% increase in earnings, with no change in business conditions. But, business conditions are changing, likely for the better. We could see earnings growth in the 20%+ range. Investors tend to get euphoric when earnings growth compounds year after year. The current price-to-earnings (“P/E”) ratio of the S&P 500® Index is 22.5, roughly where it was at the end of 1997. Using high valuations as a timing tool would have had investors sell prior to some of the greatest stock market years ever. The P/E ratio was 29 at the end of 1999. We don’t necessarily expect a repeat of the dot-com bubble, and we certainly don’t think these valuations are reasonable, but there is plenty of room left for valuations to go higher. As the market continues to make new highs, the fear of missing out starts to overtake the fear of potential loss. In this type of market one can expect sell-offs to be shallow as investors rush to get in. This behavior will continue until some event occurs to put fear back into investors. We believe that event will be a recession born of higher wage costs, input-costs, and interest expense.

While 2018 will likely be a hot year for both earnings and GDP growth, 2019 is more of a wild card. With no new stimulus coming, sales growth will begin to slow. When an economy achieves full employment, job growth stagnates. We saw this last in 1999. Productive capacity can still be built, but sales slow down as no new buyers are being created. An economy can grow quickly when workers are entering the workforce from the unemployment category. Once every employable person is employed, we are left with the replacement rate, either through immigration or natural birth-rate. Immigration and natural birth-rate combined only equate to about 1.5% a year. Costs will likely rise much faster. In 2019, companies could be faced with flat sales and rising costs. If the Federal Reserve is stepping on the brakes by raising interest rates, businesses will be forced to shut operations and lay-off workers to regain profitability. When this happens system-wide there will be a recession.

Our strategy through this will be to remain disciplined. The companies in the portfolio are generally cheaper than the broader market, and do not contain the hottest, most expensive non-dividend paying companies at all. Though they are attractive to some investors essentially at any price due to their high sales growth, we will not get caught up in that hype. Sales eventually slow and companies reliant on external investment for expansion will find capital hard to come by. The companies in the Fund have strong balance sheets and plentiful cash flow. While their stock prices may not go up at the same rate, their value is found in their stability. When the cycle fully matures and a recession begins, companies that require external financing will likely fall the most. Whereas our companies should survive and likely take market share in the recession. We will remain focused on finding value in fundamentally strong business, at fair valuations, that pay you consistently more to own them.

Sincerely,

James Walsh, CFA
Portfolio Manager

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. Please see the Schedule of Investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Wealth Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Forward price to earnings (forward P/E) is a measure of the price-to-earnings (P/E) ratio using forecasted earnings for the P/E calculation. Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point equals 1/100th of 1%.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. The index includes the reinvestment of dividends.

The VIX Index is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index (SPXSM) call and put options.

Diversification does not guarantee a profit or protect from loss in a declining market.

You cannot directly invest in an index.

Earnings growth is not a measure of the Fund’s future performance.

Mutual Fund investing involves risk, loss of principal is possible. Losing all or a portion of your investment is a risk of investing in the Fund. Investments in small- and mid-cap companies involve additional risk such as limited liquidity and greater volatility than larger companies. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

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AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FUND PERFORMANCE CHART at March 31, 2018

Comparison of the change in value of a hypothetical $10,000 investment in the Aasgard Dividend Growth Small & Mid-Cap Fund vs.
Russell 2500™ Index and S&P MidCap 400® Index.

		Since
Average Annual Total Return	One Year	Inception[1]
Aasgard Dividend Growth Small & Mid-Cap Fund	12.54%	15.65%
Russell 2500™ Index*	12.31%	16.66%
S&P MidCap 400® Index	10.97%	15.61%

[1]	The Fund commenced operations on April 1, 2016.
*	The S&P MidCap 400® Index has replaced the Russell 2500™ Index as a more appropriate comparative index for the Fund.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476-1909.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FUND PERFORMANCE CHART at March 31, 2018, Continued

The Russell 2500™ Index is a broad index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell  3000™ Index universe of United States-based listed equities. The index is designed to be broad and unbiased in its inclusion criteria, and is recompiled annually to account for the inevitable changes that occur as stocks rise and fall in value.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2018 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Aasgard Dividend Growth Small & Mid-Cap Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/17 – 3/31/18).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/17	3/31/18	10/1/17 – 3/31/18
Actual	$1,000.00	$1,052.80	$6.40
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at March 31, 2018 (Unaudited)

0.7%
1.8%
8.3%
3.7%
13.3%
1.9%
2.0%
17.6%
1.9%
5.5%
1.8%
4.0%
2.0%
2.1%
2.0%
4.0%
1.8%
4.0%
5.8%
4.1%
2.0%
2.2%
7.5%

- Accommodation and Food Services - 1.8%
- Administrative Support, Waste Management - 8.3%
- Chemical Manufacturing - 3.7%
- Computer and Electronic Product Manufacturing - 13.3%
- Construction - 1.9%
- Fabricated Metal Product Manufacturing - 2.0%
- Finance and Insurance - 17.6%
- Food Manufacturing - 1.9%
- Health Care and Social Assistance - 5.5%
- Machinery Manufacturing - 1.8%
- Miscellaneous Manufacturing - 4.0%
- Paper Manufacturing - 2.0%
- Petroleum and Coal Products Manufacturing - 2.1%
- Primary Metal Manufacturing - 2.0%
- Professional, Scientific, and Technical Services - 4.0%
- Real Estate and Rental and Leasing - 1.8%
- Retail Trade - 4.0%
- Transportation and Warehousing - 5.8%
- Transportation Equipment Manufacturing - 4.1%
- Utilities - 2.0%
- Wholesale Trade - 2.2%
- REITS - 7.5%
- Money Market Fund - 0.7%

Percentages represent market value as a percentage of total investments.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares	COMMON STOCKS – 91.56%	Value
	Administrative and Support Services – 8.31%
8,230	Broadridge Financial Solutions, Inc.	$902,749
5,770	ManpowerGroup, Inc.	664,127
12,990	Robert Half International, Inc.	751,991
15,405	Rollins, Inc.	786,117
		3,104,984
	Ambulatory Health Care Services – 3.71%
6,885	Quest Diagnostics, Inc.	690,565
8,560	U.S. Physical Therapy, Inc.	695,928
		1,386,493
	Chemical Manufacturing – 3.72%
14,290	Church & Dwight Co., Inc.	719,644
13,490	H.B. Fuller Co.	670,858
		1,390,502
	Clothing and Clothing Accessories Stores – 2.04%
15,790	Nordstrom, Inc.	764,394

	Computer and Electronic Product Manufacturing – 13.27%
5,155	Badger Meter, Inc.	243,058
15,835	FLIR Systems, Inc.	791,908
11,840	Garmin Ltd.	697,731
13,455	Maxim Integrated Products, Inc.	810,260
14,480	Plantronics, Inc.	874,158
8,085	ResMed, Inc.	796,130
10,335	Xilinx, Inc.	746,601
		4,959,846
	Construction of Buildings – 1.85%
23,440	PulteGroup, Inc.	691,246

	Credit Intermediation and Related Activities – 5.81%
14,580	Synovus Financial Corp.	728,125
35,105	Umpqua Holdings Corp.	751,598
19,975	Washington Federal, Inc.	691,135
		2,170,858
	Fabricated Metal Product Manufacturing – 2.04%
8,230	Crane Co.	763,250

	Food Manufacturing – 1.95%
6,845	McCormick & Co., Inc.	728,240

	Food Services and Drinking Places – 1.79%
4,215	Cracker Barrel Old Country Store, Inc.	671,028

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2018, Continued

Shares	COMMON STOCKS – 91.56%, Continued	Value
	Furniture and Home Furnishings Stores – 1.95%
13,785	Williams-Sonoma, Inc.	$727,297

	Insurance Carriers and Related Activities – 5.87%
6,735	American Financial Group, Inc.	755,802
4,710	Reinsurance Group of America, Inc.	725,340
9,274	Safety Insurance Group, Inc.	712,707
		2,193,849
	Machinery Manufacturing – 1.75%
13,335	ITT, Inc.	653,148

	Merchant Wholesalers, Durable Goods – 2.18%
3,155	Huntington Ingalls Industries, Inc.	813,233

	Miscellaneous Manufacturing – 3.97%
8,170	Hill-Rom Holdings, Inc.	710,790
8,280	STERIS plc	773,021
		1,483,811
	Nursing and Residential Care Facilities – 1.77%
11,080	National HealthCare Corp.	660,700

	Paper Manufacturing – 2.01%
15,520	Sonoco Products Co.	752,720

	Petroleum and Coal Products Manufacturing – 2.07%
15,845	HollyFrontier Corp.	774,187

	Pipeline Transportation – 3.92%
19,410	New Jersey Resources Corp.	778,341
15,616	Targa Resources Corp.	687,104
		1,465,445
	Primary Metal Manufacturing – 1.99%
8,675	Reliance Steel & Aluminum Co.	743,794

	Professional, Scientific, and Technical Services – 3.95%
6,080	Jack Henry & Associates, Inc.	735,376
11,350	Leidos Holdings, Inc.	742,290
		1,477,666
	Rental and Leasing Services – 1.84%
9,463	Ryder System, Inc.	688,812

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2018, Continued

Shares	COMMON STOCKS – 91.56%, Continued	Value
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 5.84%
13,295	Eaton Vance Corp.	$740,132
8,048	Raymond James Financial, Inc.	719,572
9,675	SEI Investments Co.	724,754
		2,184,458
	Support Activities for Transportation – 1.87%
11,070	Expeditors International of Washington, Inc.	700,731

	Transportation Equipment Manufacturing – 4.10%
6,795	Polaris Industries, Inc.	778,163
15,893	Standard Motor Products, Inc.	756,030
		1,534,193
	Utilities – 1.99%
10,285	ALLETE, Inc.	743,091
	TOTAL COMMON STOCKS (Cost $28,913,465)	34,227,976

	REITS – 7.49%
12,530	EPR Properties	694,162
7,885	Extra Space Storage, Inc.	688,834
54,315	Medical Properties Trust, Inc.	706,095
11,465	WP Carey, Inc.	710,715
	TOTAL REITS (Cost $2,808,909)	2,799,806

	MONEY MARKET FUND – 0.70%
262,470	Fidelity Institutional Government
	Portfolio – Class I, 1.49% (a)	262,470
	TOTAL MONEY MARKET FUND (Cost $262,470)	262,470
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $31,984,844) – 99.75%	37,290,252
	Other Assets in Excess of Liabilities – 0.25%	93,691
	NET ASSETS – 100.00%	$37,383,943

REIT –	Real Estate Investment Trust
(a)	Rate shown is the 7-day annualized yield as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2018

ASSETS
Investments in securities, at value
(identified cost $31,984,844)	$37,290,252
Receivables:
Fund shares sold	82,000
Dividends and interest	77,848
Prepaid expenses	3,624
Total assets	37,453,724

LIABILITIES
Payables:
Advisory fees	21,472
Audit fees	19,900
Administration and fund accounting fees	12,055
Transfer agent fees and expenses	4,894
Shareholder reporting	4,192
Legal fees	3,208
Custody fees	2,397
Chief Compliance Officer fee	1,500
Trustee fees and expenses	163
Total liabilities	69,781

NET ASSETS	$37,383,943

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$37,383,943
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,951,773
Net asset value, offering and redemption price per share	$12.66

COMPOSITION OF NET ASSETS
Paid-in capital	$31,263,376
Undistributed net investment income	17,003
Accumulated undistributed net realized gain on investments	798,156
Net unrealized appreciation on investments	5,305,408
Net assets	$37,383,943

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2018

INVESTMENT INCOME
Income
Dividends	$770,409
Interest	3,217
Total income	773,626

Expenses
Advisory fees (Note 4)	280,017
Administration and fund accounting fees (Note 4)	73,647
Transfer agent fees and expenses (Note 4)	28,876
Audit fees	19,900
Legal fees	12,330
Trustee fees and expenses	11,681
Custody fees (Note 4)	10,089
Registration fees	9,898
Chief Compliance Officer fee (Note 4)	9,000
Reports to shareholders	5,530
Miscellaneous expenses	5,238
Insurance expense	1,949
Total expenses	468,155
Less: advisory fee waiver (Note 4)	(56,366)
Net expenses	411,789
Net investment income	361,837

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,682,790
Net change in unrealized appreciation on investments	1,817,467
Net realized and unrealized gain on investments	3,500,257
Net Increase in net assets resulting from operations	$3,862,094

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017*
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$361,837	$454,696
Net realized gain on investments	1,682,790	18,113
Net change in unrealized
appreciation on investments	1,817,467	3,487,941
Net increase in net assets
resulting from operations	3,862,094	3,960,750

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(377,325)	(433,008)
From net realized gain on investments	(891,944)	—
Total distributions to shareholders	(1,269,269)	(433,008)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,437,049	25,826,327
Total increase in net assets	8,029,874	29,354,069

NET ASSETS
Beginning of year	29,354,069	—
End of year	$37,383,943	$29,354,069
Undistributed net
investment income	$17,003	$17,003

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017*
Shares sold	577,681	$7,085,477	2,840,049	$29,291,932
Shares issued
on reinvestments
of distributions	100,477	1,269,269	39,406	433,008
Shares redeemed	(241,700)	(2,917,697)	(364,140)	(3,898,613)
Net increase	436,458	$5,437,049	2,515,315	$25,826,327

*  Commencement of operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017*
Net asset value, beginning of year	$11.67	$10.00

Income from investment operations:
Net investment income	0.14	0.20
Net realized and unrealized
gain on investments	1.32	1.66
Total from investment operations	1.46	1.86

Less distributions:
From net investment income	(0.14)	(0.19)
From net realized gain on investments	(0.33)	—
Total distributions	(0.47)	(0.19)

Net asset value, end of year	$12.66	$11.67

Total return	12.54%	18.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$37,384	$29,354

Ratio of expenses to average net assets:
Before advisory fee waiver	1.42%	1.54%
After advisory fee waiver	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	0.93%	1.67%
After advisory fee waiver	1.10%	1.96%
Portfolio turnover rate	53.19%	41.73%

*  Commencement of operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018

NOTE 1 – ORGANIZATION

The Aasgard Dividend Growth Small & Mid-Cap Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility. The Fund commenced operations on April 1, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2017, or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2018, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$15,488	$(15,488)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of March 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2018:

Common Stocks	Level 1	Level 2	Level 3	Total
Accommodation and Food Services	$671,028	$—	$—	$671,028
Administrative Support,
Waste Management	3,104,984	—	—	3,104,984
Construction	691,246	—	—	691,246
Finance and Insurance	6,549,165	—	—	6,549,165
Health Care and Social Assistance	2,047,194	—	—	2,047,194
Manufacturing	13,783,691	—	—	13,783,691
Professional, Scientific,
and Technical Services	1,477,666	—	—	1,477,666
Real Estate and Rental and Leasing	688,812	—	—	688,812
Retail Trade	1,491,690	—	—	1,491,690
Transportation and Warehousing	2,166,176	—	—	2,166,176
Utilities	743,091	—	—	743,091
Wholesale Trade	813,233	—	—	813,233
Total Common Stocks	34,227,976	—	—	34,227,976
REITs	2,799,806	—	—	2,799,806
Money Market Fund	262,470	—	—	262,470
Total Investments in Securities	$37,290,252	$—	$—	$37,290,252

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at March 31, 2018, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended March 31, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the year ended March 31, 2018, the Fund incurred $280,017 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure that the net annual operating expenses (excluding AFFE,

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

taxes, interest expense and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended March 31, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $56,366. Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
March 31, 2020	$67,935
April 2020 – March 2021	56,366
$124,301

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Pursuant to the administration agreement, the Administrator receives from the Fund, a combined fee that covers both fund accounting and fund administration services.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended March 31, 2018, the Fund incurred the following expenses for administration and fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$73,647
Transfer Agency (a)	19,876
Custody	10,089
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

At March 31, 2018, the Fund had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$12,055
Transfer Agency (a)	3,358
Custody	2,397
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A.  Effective January 1, 2018, this same Trustee became an Independent Trustee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2018, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $22,148,692 and $17,384,910, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $3,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended March 31, 2018, the Fund did not draw upon its line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the years ended March 31, 2018 and March 31, 2017, were characterized as follows:

	March 31, 2018	March 31, 2017
Ordinary income	$1,016,244	$433,008
Long-term capital gains	$ 253,025	$ —

As of March 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2018, Continued

Cost of investments (a)	$31,967,841
Gross tax unrealized appreciation	5,817,273
Gross tax unrealized depreciation	(494,862)
Net tax unrealized appreciation (a)	5,322,411
Undistributed ordinary income	—
Undistributed long-term capital gain	1,144,573
Total distributable earnings	1,144,573
Other accumulated gains/(losses)	(346,417)
Total accumulated earnings/(losses)	$6,120,567

(a) The difference between book-basis and tax-basis unrealized net appreciation is attributed to adjustments related to REITs.

At March 31, 2018, the Fund deferred, on a tax basis, post-October losses of $346,417.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•
Growth Stock Risk – Growth style companies may lose value or move out of favor. Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•	Newer Fund Risk – The Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Aasgard Dividend Growth Small & Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aasgard Dividend Growth Small & Mid Cap Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 25, 2018

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTICE TO SHAREHOLDERS at March 31, 2018 (Unaudited)

For the year ended March 31, 2018, the Fund designated $1,016,244 as ordinary income and $253,025 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 63.21%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2018 was 61.11%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2018 was 62.87%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (877) 476-1909.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2018 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 71)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for
Milwaukee, WI 53202		March	(collegiate housing		series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant		1999 to 2012,
			Mutual Funds		New Covenant
			(1999 to 2012);		Mutual Funds
			Director and Board		(an open-end
			Member, Alpha Gamma		investment
			Delta Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 57)		term*;	Managing Director		Advisors Series
615 E. Michigan Street		since	and Vice President,		Trust (for
Milwaukee, WI 53202		March	Jensen Investment		series not
		2017.	Management, Inc.		affiliated with
			(a privately-held		the Fund).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 83)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for
Milwaukee, WI 53202	and	May	(mutual funds)		series not
	Trustee	2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2018 (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 70)		term;	President, CEO,		Advisors Series
615 E. Michigan Street		since	U.S. Bancorp Fund		Trust (for
Milwaukee, WI 53202		January	Services, LLC (May		series not
		2018.	1991 to July 2017);		affiliated with
			formerly Manager,		the Fund).
U.S. Bancorp Fund
Services, LLC (1998
to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 59)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2018 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 56)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 60)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2018 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)		term; since	(July 2013 to present); Proxy Voting Coordinator
615 E. Michigan Street		December	and Class Action Administrator, Artisan Partners
Milwaukee, WI 53202		2017.	Limited Partnership (September 2012
to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018. Previously he was an Interested Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 476-1909.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Coldstream Capital Management, Inc. (the “Advisor”) on behalf of the Aasgard Dividend Growth Small & Mid-Cap Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 16-17, 2017, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board also took into account that the Fund was currently being offered only to existing advisory clients of the Advisor and to friends and family of the Advisor’s employees.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2017 on both an absolute basis, and in

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  The Board noted that the Fund was newer, with less than three years of performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s underperformance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year period and above its peer group median for the since inception period.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.
The Board also considered any differences in performance between similarly managed accounts and the Fund.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Fund were lower than, equal to, or higher than the fees charged by the Advisor to its similarly managed account clients depending on the asset level.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the median and average of its peer group.  The Board noted that the Fund’s total expense ratio was below the median and average of its peer group when it was adjusted to include only funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the median and average of its peer group but that when the peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was equal to the peer group median and slightly above the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fee received by the Adviser from the Fund during the most recent fiscal year were below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board took into account that the Fund was not being broadly distributed at this time and that the only shareholders were existing advisory clients of the Advisor and friends and family.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.
4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive at this time, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, Washington  98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$16,400	$16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date    6/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date     6/5/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date     6/5/18

* Print the name and title of each signing officer under his or her signature.